UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): July 16, 2007

Shea Development Corp.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-130011	20-8514961
(Commission File Number)	(IRS Employer Identification No.)

1351 Dividend Drive, Suite G, Marietta, GA 30067
(Address of principal executive offices) (Zip Code)

(770) 919-2209
(Issuer’s Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K filed on July 20, 2007 is being filed to submit the Software License and Asset Purchase Agreement as Exhibit 10.14 and file an Amendment to the Bravera, Inc.  Agreement and Plan of Merger (filed as Exhibit 10.1 to the Current Report on Form 8-K filed May 1, 2007) as Exhibit 10.16 to this Current Report on Form 8-K.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (“Current Report”) including the Exhibits, and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed herein.

In this Form 8-K, references to “we,” “our,” “us,” “our company,” the “combined companies” refer to Shea Development Corp., a Nevada corporation and Information Intellect, Inc. a Georgia corporation, a wholly owned subsidiary of the Registrant.  “Shea,” “Shea Development” or the “Registrant” refer to Shea Development Corp.  References to each of “Information Intellect,” “Riptide” and “Bravera” refer solely to Information Intellect, Inc., Riptide Software, Inc. and Bravera, Inc., respectively.

Item 2.01 - Completion of Acquisition or Disposition of Assets.

As a result of the amendment to the Agreement and Plan of Merger between the Registrant and Bravera, Inc., the description of the equity consideration issued to the sole shareholder of Bravera, Inc. (“Bravera”) in the original Current Report on Form 8-K as filed on July 20, 2007 under Item 2.01 under the heading “Acquisition of Bravera, Inc.” is amended to read as follows:

Acquisition of Bravera, Inc.

As of July 16, 2007, Shea completed the acquisition of Bravera pursuant to the Bravera Agreement and Plan of Merger filed as Exhibit 10.1 to the Current Report on Form 8-K filed on May 1, 2007 and as amended by Exhibit 10.1(a) to this Current Report on Form 8-K.  In exchange for all of the outstanding shares of common stock of Bravera, the sole shareholder of Bravera has received cash of approximately $800,000 (before payment of approximately $465,000 to settle liabilities of Bravera, Inc.) and will receive $700,000 payable at a second closing.  In addition the sole shareholder received 3,300,000 shares of Shea Common Stock and also received an additional 5,000,000 shares of Shea Common Stock that vest ratably over thirty-six (36) months beginning on July 1, 2007.  The sole shareholder also received warrants to acquire up to 2,937,500 shares of Shea Common Stock at an exercise price of $1.00 per share with a five (5) year term, which become exercisable as follows, 1,312,500 on July 16, 2008 and 1,625,000 on July 16, 2009, if financial performance goals, as defined in the Agreement and Plan of Merger are met in anniversary years ending July 16, 2008 and 2009.

Item 3.02 Unregistered Sales of Equity Securities.

The table set forth under Item 3.02 of the Current Report on Form 8-K filed on July 20, 2007 is amended in its entirety to read as follows after giving effect to the amendment to the Bravera, Inc. Agreement and Plan of Merger.

					Common
					Stock
					Underlying
					Notes
				Warrants	Payable or
				to purchase	Convertible
		Preferred	Common	Common	Preferred
Date Sold	Description of Unregistered Equity Securities	Stock	Stock	Stock	Stock

July 16, 2007	Common stock and warrants issued with the Senior Notes (1)		12,797,500	3,500,000
July 16, 2007	Series A convertible preferred stock and warrants (2)	1,000,000		1,000,000	4,000,000
July 16, 2007	Series B convertible preferred stock and warrants (1) (3)	4,600,000		9,477,000	11,200,000
July 16, 2007	Common stock issued at closing as a prepaid dividend to holders of Series B convertible preferred stock		1,620,000
July 16, 2007	Warrants issued as consideration for waiver of provisions of the Series A Preferred Stock (1)			1,400,000
July 16, 2007	Common stock issued to settle notes payable to officers (4)		607,176
July 16, 2007	Common stock issued in consideration of debt subordination (5)		100.000
July 16, 2007	Common stock and warrants issued for Bravera acquisition (6)		3,300,000	2,937,500
July 16, 2007	Common stock award vesting monthly over thirty-six (36) months beginning July 1, 2007		5,000,000
July 16, 2007	Common stock and warrants issued to acquire Bravera intellectual property (7)			450,000
July 16, 2007	Common stock issued to acquire Riptide (8)		5,000,000		5,000,000
July 16, 2007	Common stock issued to officers and directors (9)		3,550,000
July 16, 2007	Common stock and warrants issued to placement agents and others in lieu of cash for transaction fees		1,025,000	1,080,000
July 16, 2007	Common stock issued to others		325,000

	Totals	5,600,000	33,324,676	19,844,500	20,200,000

(1)         The warrants have a term of five (5) years and are exercisable at any time by the holder at $0.01 per share.

(2)         The warrants have a term of five (5) years, are exercisable at any time by the holder with 1,000,000 warrants exercisable at $0.25 per share and 2,000,000 warrants exercisable at $0.01 per share.

(3)         The Series B Preferred Stock is convertible in to shares of common stock at any time by the holder at a conversion price of $0.50 per share.

(4)         Two officers converted the aggregate note payable principal and unpaid interest amount of $303,588 into shares of common stock in full settlement of the note payable.

(5)         Two holders of approximately $340,000 of principal amount of notes payable received an aggregate of 100,000 shares of common stock in consideration for subordinating the notes payable to the Senior Notes.

(6)         The warrants have a term of five (5) years and have an exercise price of $1.00 per share. If financial performance goals, as defined in the Bravera Agreement and Plan of Merger, are met in years ending July 16, 2008 and 2009, the anniversary dates, then 1,312,500 and 1,625,000, warrants become exercisable on those respective anniversary dates.

(7)         The warrants have a term of five (5) years, and are exercisable at anytime at an exercise price of $1.00 per share.

(8)         Pursuant to the Riptide Agreement and Plan of Merger 5,000,000 shares of stock and Seller Notes of $5,000,000 that are convertible into 5,000,000 shares of common stock were issued to shareholders of Riptide to acquire all of the outstanding common stock of Riptide.  Interest accruing to the Seller Notes is payable in shares of common stock

(9)         On July 12, 2007 the Board of Directors approved awards of shares of common stock to officers and directors of the Company.  The stock is unregistered and is subject to lock up agreements.

Item 9.01 - Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not applicable

(b)           Pro Forma Financial Information.

Not applicable

(c)           Shell Company Transactions

Not Applicable

(d)           Exhibits.

10.1(a)	Amendment to Bravera, Inc. Agreement and Plan of Merger

10.14	Software License and Asset Purchase Agreement between Intellectus LLC and IP Holding of Nevada Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2007	SHEA DEVELOPMENT CORP.

	By:	/s/ FRANCIS E. WILDE
Francis E. Wilde
Chairman and CEO

Exhibit Index

Exhibit Number	Exhibit Title or Description

10.1(a)	Amendment to Bravera, Inc. Agreement and Plan of Merger

10.14	Software License and Asset Purchase Agreement between Intellectus LLC and IP Holding of Nevada Corp.